AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
November 2015

For the month of November 2015, the AFL-CIO Housing Investment Trust (HIT) had a gross return of -0.22% and a net return of -0.25%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of -0.26% for the month.

November gross relative performance: 0.04%

Performance for periods ended November 30, 2015 (Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	1.89%	1.99%	2.02%	3.62%	5.14%
HIT Total Net Rate of Return	1.48%	1.55%	1.58%	3.17%	4.69%
Barclays Capital Aggregate Bond Index	0.88%	0.97%	1.50%	3.09%	4.65%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Mixed performance by agency multifamily mortgage-backed securities (MBS) relative to Treasuries. FHA/Ginnie Mae multifamily permanent and construction/permanent loan certificate spreads tightened by 4 and 2 basis points (bps), respectively, to Treasuries.  However, both products widened to swaps, as 10-year swap spreads tightened to Treasuries.  Fannie Mae multifamily DUS spreads widened to Treasuries as well as to swaps across structures. The benchmark 10/9.5 structure widened to Treasuries by 2 bps.  The HIT had 23.1% of its portfolio invested in DUS securities across various structures as of November 30, 2015.

●	The portfolio’s relative short duration as interest rates rose across the curve. Two-, 5-, 10-, and 30-year Treasury rates increased by 21, 13, 6, and 5 bps, respectively.

●	The portfolio’s overweight to spread products, as swap spreads contracted. Two-, 5-, 7-, and 10-year swap spreads tightened by 6, 5, 8 and 6 bps, respectively.

Negative contributions to the HIT’s performance included:

●
Strong performance by corporate bonds, the best performing major sector in the Barclays Aggregate, with excess returns of 22 bps.  The HIT does not invest in corporate bonds, whereas the sector comprised 24.3% of the index at the end of November.

AFL-CIO HOUSING INVESTMENT TRUST                                 November 2015 Performance Commentary

●
Good performance by agency fixed rate single family mortgage-backed securities (RMBS), the second best performing major sector in the index with excess returns of 15 bps.  The HIT is underweight to this sector with a 17.5% allocation versus 28.3% in the Barclays Aggregate.  Mitigating this, however, was the portfolio’s overweight toward floating rate single family MBS, which outperformed amid a rising interest rate environment.

November 2015 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-0.41%	0	5.86
Agencies	-0.30%	1	4.04
Single family agency MBS (RMBS)	-0.14%	15	4.39
Corporates	-0.22%	22	7.12
Commercial MBS (CMBS)	-0.19%	15	4.93
Asset-backed securities (ABS)	-0.16%	10	2.35
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	10/31/15	11/30/15	Change
1 Month	0.003%	0.094%	0.092%
3 Month	0.074%	0.170%	0.097%
6 Month	0.226%	0.390%	0.163%
1 Year	0.324%	0.482%	0.158%
2 Year	0.726%	0.932%	0.206%
3 Year	1.025%	1.222%	0.197%
5 Year	1.519%	1.645%	0.126%
7 Year	1.886%	1.989%	0.103%
10 Year	2.143%	2.207%	0.064%
30 Year	2.923%	2.973%	0.050%
                Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.